                                                                 EXHIBIT 10.4



                                    GUARANTY



                      This GUARANTY is entered into as of September 30, 1996, by SPELLING ENTERTAINMENT GROUP INC.("SEGI"), SPELLING ENTERTAINMENT INC. ("SEI"), AARON SPELLING PRODUCTIONS, INC. ("ASP"), SPELLING FILMS INC.("SFI"), SPELLING TELEVISION INC. ("STI"), TORAND PRODUCTIONS INC. ("TPI"), WORLDVISION ENTERPRISES, INC. ("WORLDVISION"),
     LAUREL ENTERTAINMENT, INC. ("LAUREL"), HAMILTON PROJECTS, INC. ("HAMILTON"), REPUBLIC ENTERTAINMENT INC. ("RPI"), REPUBLIC DISTRIBUTION CORPORATION ("RDC"), WILSHIRE ENTERTAINMENT INC. ("WILSHIRE"), SPELLING SATELLITE NETWORKS INC.("SSNI"), BIG TICKET TELEVISION INC. ("BIG TICKET"), VIE HOLDING COMPANY ("VIE HOLDING"), WESTWOOD STUDIOS, INC. ("WESTWOOD"), VIRGIN INTERACTIVE ENTERTAINMENT, INC. ("VIE") and the other present and future subsidiaries of SEGI that are from time to time party hereto (the "OTHER SUBSIDIARIES") (SEGI, SEI, ASP, SFI, STI, TPI, Worldvision, Laurel, Hamilton, RPI, RDC, Wilshire, SSNI, Big Ticket, VIE Holding, Westwood, VIE and any other present and future subsidiary of SEGI which becomes a borrower under the Credit Agreement (as hereinafter defined) are sometimes individually referred to herein as a "GUARANTOR" and collectively as "GUARANTORS") and VIACOM INC., a Delaware corporation ("LENDER").

                                    RECITALS

                      A. SEGI, SEI, ASP, SFI, STI, TPI, Worldvision, Laurel, Hamilton, RPI, RDC, Wilshire, SSNI, Big Ticket, VIE Holding, Westwood, and VIE (individually a "BORROWER" and collectively the "BORROWERS"; as used herein the terms "Borrower" and "Borrowers" shall also include any present or future subsidiary(ies) of SEGI that hereinafter becomes a Borrower under the Credit Agreement (as hereinafter defined) pursuant to the terms thereof) and Lender have entered into a Credit Agreement dated as of September 30, 1996 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time including, without limitation, by the joinder of additional present or future subsidiaries of SEGI as borrowers thereunder, being the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement);

                      B. Lender is willing to extend credit facilities to Borrowers on a joint and several basis as provided in the Credit
     Agreement, upon the condition that Borrowers' Credit Obligations thereunder and under the other Credit Documents be guaranteed by Guarantors, as set forth below.


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         C.      A portion of the proceeds of the Loans may be advanced to
Guarantors and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

         D. In order to induce Lender to make Loans under the Credit Agreement, the Guarantors have agreed to guaranty each Borrower's Credit Obligations thereunder and under the other Credit Documents.

         E. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Borrowers.

         NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby agree as follows:

SECTION 1. DEFINITION.

    1.1 CERTAIN DEFINED TERMS. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

         "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

         "GUARANTY" means this Guaranty dated as of September 30, 1996, as it may be amended, supplemented or otherwise modified from time to time.

         "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations including, without limitation, all principal, interest, costs, fees and expenses (including, without limitation, legal fees and expenses) of Lender as required under the Credit Documents.

    1.2  INTERPRETATION.

         (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

         (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2. THE GUARANTY





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              2.1  GUARANTY OF THE GUARANTIED OBLIGATIONS.  Subject to the
         provisions of subsection 2.2(a), Guarantors jointly and severally hereby irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

                   (a) any and all Credit Obligations now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Credit Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Credit Obligations or from time to time renew them after they have been satisfied; and

                   (b)  those expenses set forth in subsection 2.9 hereof.

              2.2  LIMITATION ON AMOUNT GUARANTIED; CONTRIBUTION BY GUARANTORS.

                   (a) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder (other than the obligations of SEGI hereunder) shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAW") in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Borrowers or other affiliates of Borrowers to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Indebtedness which by its terms is subordinated to the Credit Obligations and which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other affiliates of Borrowers of obligations arising under guaranties by such parties.





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            (b)     Guarantors under this Guaranty together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty, determined as of such date in accordance with subsection 2.2(a); provided that, solely for purposes of calculating the "ADJUSTED MAXIMUM AMOUNT" with respect to any Contributing Guarantor for purposes of this subsection 2.2(b), any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation or reimbursement or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to
   (i) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this subsection 2.2(b) minus
   (ii) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this subsection 2.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2(b) shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.





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              2.3     LIABILITY OF GUARANTORS ABSOLUTE. Each Guarantor agrees
     that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                      (a) This Guaranty is a guaranty of payment when due and not of collectibility.

                      (b) Lender may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between Lender and Borrowers with respect to the existence of such Event of Default.

                      (c) The obligations of each Guarantor hereunder are independent of the obligations of Borrowers under the Credit Documents and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrowers under the Credit Documents, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrowers, or any of them, or any of such other guarantors and whether or not Borrowers are joined in any such action or actions.

                      (d) Payment by any Guarantor of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Lender is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guarantied Obligations.

                      (e) Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold





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   security for the payment of this Guaranty or the Guarantied Obligations;
   (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Lender in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, as Lender in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Borrowers, or any of them, or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Credit Documents.

                    (f) This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Credit Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Credit Document or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though Lender might have





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              elected to apply such payment to any part or all of the Guarantied
              Obligations; (v) Lender's consent to the change, reorganization or termination of the corporate structure or existence of SEGI or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Borrowers, or any of them, may allege or assert against Lender in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guarantied Obligations.

              2.4 WAIVERS-BY GUARANTORS. Each Guarantor hereby waives, for the benefit of Lender:

                      (a) any right to require Lender, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrowers, or any of them, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrowers, or any of them, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of Borrowers, or any of them, or any other Person, or (iv) pursue any other remedy in the power of Lender whatsoever;

                      (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrowers, or any of them, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrowers, or any of them, from any cause other than indefeasible payment in full of the Guarantied Obligations:

                      (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                      (d) any defense based upon Lender's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

                      (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable





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   discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto;

            (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Borrowers, or any of them, and notices of any of the matters referred to in subsection 2.3 and any right to consent to any thereof; and

            (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty, including without limitation if and to the extent applicable, the provisions of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2846, 2849,
   2850, 2899 and 3433.

   2.5 PAYMENT BY GUARANTORS; APPLICATION OF PAYMENTS. Subject to the provisions of subsection 2.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which Lender or any other Person may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrowers, or any of them, to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) or the operation of any other provision of law or any jurisdiction which would otherwise cause a stay of the payment of such amounts), Guarantors will upon demand pay, or cause to be paid, in cash, to Lender, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrowers, or any of them, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Borrowers, or any of them, for such interest in any such bankruptcy proceeding) and all other Guarantied Obligations then owed to Lender as aforesaid. All such payments shall be applied promptly from time to time by
Lender:

              First, to the payment of the costs and expenses of any collection or other realization under this Guaranty, including reasonable compensation to Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith;





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                   Second, to the payment of all other Guarantied Obligations;
              and

                   Third, after payment in full of all Guarantied Obligations, to the payment to Guarantors, or their respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

              2.6 GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrowers, or any of them, or any of their assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Borrower, (b) any right to enforce, or to participate in, any claim, right or remedy that Lender now has or may hereafter have against Borrowers, or any of them, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Lender. In addition, until the Guarantied Obligations shall have been indefeasibly paid in full and the Commitment shall have terminated, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guarantied Obligations (including without limitation any such right of contribution under subsection 2.2(b). Each Guarantor further agrees that, to the extent the waiver or withholding of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrowers, or any of them, or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Lender may have against Borrowers, or any of them, to all right, title and interest Lender may have in any such collateral or security, and to any right Lender may have against such other guarantor. Lender may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any such disposition or sale any rights of subrogation such Guarantor may have shall terminate. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

              2.7 SUBORDINATION OF OTHER OBLIGATIONS. Any indebtedness of Borrowers, or any of them, now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Borrowers, or any of them, to such Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision of this Guaranty.

   2.8 REAL PROPERTY-SECURITY. Each Guarantor agrees that, if all or a portion of the Guarantied Obligations are at any time secured by a deed of trust or mortgage covering interests in real property, Lender or its designee, in its sole discretion, without notice or demand and without affecting the liability of any Guarantor under this Guaranty, may foreclose, pursuant to the terms of the Credit Documents or otherwise, on such deed of trust or mortgage and the interests in real property secured thereby by nonjudicial or other sale. Each Guarantor understands (i) that the exercise by Lender, or any of them, of certain rights and remedies contained in the Credit Agreement and Borrowers, or any of them, such deed of trust or mortgage, including the right to conduct such a nonjudicial foreclosure sale, may affect or eliminate such Guarantor's right of subrogation against Borrowers, or any of them, (ii) that such Guarantor may therefore incur a partially or totally nonreimbursable liability hereunder, and (iii) that such actions by Lender that affect or eliminate such right of subrogation may give rise to a defense by such Guarantor to any liability under this Guaranty, absent a waiver of such defense by such Guarantor. Nevertheless, each Guarantor hereby waives any such defense and hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of each Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. To the extent permitted by law, without limiting the generality of the foregoing, if and to the extent found applicable, each Guarantor hereby expressly waives any and all benefits under California Code of Civil Procedure Sections 580a, 580d and 726. Notwithstanding any foreclosure of the lien of such deed of trust or mortgage with respect to any or all real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty, including its obligation to pay any deficiency after a nonjudicial foreclosure, even though such Guarantor may have no right of subrogation against Borrowers, or any of them, as a result thereof.

   2.9 EXPENSES. Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Lender harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Lender in connection with the enforcement of or preservation of any rights under this Guaranty.

   2.10 CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been indefeasibly paid in full and the Commitment shall have terminated. Each Guarantor hereby irrevocably waives any right (including without limitation if and to the extent applicable, any such right arising under California Civil Code
     Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

              2.11 AUTHORITY OF GUARANTORS OR BORROWERS. It is not necessary for Lender to inquire into the capacity or powers of any Guarantor or any Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

              2.12 FINANCIAL CONDITION OF BORROWERS. Any Loans may be granted to Borrowers or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrowers, or any of them, at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with any Guarantor their assessment, or any Guarantor's assessment, of the financial condition of Borrowers, or any of them. Each Guarantor has adequate means to obtain information from Borrowers on a continuing basis concerning the financial condition of Borrowers and their ability to perform their obligations under the Credit Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrowers and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact or thing relating to the business, operations or conditions of Borrowers, or any of them, now known or hereafter known by Agent or any Lender.

              2.13 RIGHTS CUMULATIVE. The rights, powers and remedies given to Lender by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lender by virtue of any statute or rule of law or in any of the other Credit Documents or any agreement between any Guarantor and Lender between Borrowers, or any of them, and Lender. Any forbearance or failure to exercise, and any delay by Lender in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

              2.14    BANKRUPTCY: POST-PETITION INTEREST; REINSTATEMENT OF
                      GUARANTY.

                      (a) So long as any Guarantied Obligations remain outstanding, no Guarantor shall, without the prior written consent of Lender in accordance with the terms of the Credit Agreement, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrowers, or any of them. The obligations of Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrowers, or any of them, or by any defense which Borrowers, or any of them, may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

            (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantors and Lender that the Guarantied Obligations which are guarantied by Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Borrowers, or any of them, of any portion of such Guarantied Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Lender, or allow the claim of Lender in respect of, any such interest accruing after the date on which such proceeding is commenced.

            (c) In the event that all or any portion of the Guarantied Obligations are paid by any Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

   2.15 SET OFF. In addition to any other rights Lender may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to Lender under this Guaranty, such Lender is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all indebtedness of Lender owing to such Guarantor and any other property of such Guarantor held by Lender to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to Lender under this Guaranty.

SECTION 3. REPRESENTATIONS AND WARRANTIES

            In order to induce Lender to accept this Guaranty and to enter into the Credit Agreement and to make the Loans thereunder, each Guarantor hereby represents and warrants to Lender that the following statements are true and correct:

            3.1 CORPORATE POWER: AUTHORIZATION: ENFORCEABLE OBLIGATIONS. Such Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and all obligations required hereunder and has taken all necessary corporate action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other Person including, without limitation, stockholders and creditors of such Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by such Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of such Guarantor, and this Guaranty constitutes, and each instrument or document required hereunder when executed and delivered by such Guarantor hereunder will constitute, the legally valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

              3.2 NO LEGAL BAR TO THIS GUARANTY. The execution, delivery and performance of this Guaranty and the documents or instruments required hereunder, and the use of the proceeds of the borrowings under the Credit Agreement, will not violate any provision of any existing law or regulation binding on such Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on such Guarantor, or the certificate of incorporation or bylaws of such Guarantor or any securities issued by such Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which such Guarantor is a party or by which such Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of such Guarantor and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

              3.3 CERTAIN GUARANTOR REPRESENTATIONS. Each Guarantor represents that (a) it is in its best interest and in pursuit of its corporate purposes as an integral part of the business conducted and proposed to be conducted by SEGI and its Subsidiaries (including such Guarantor), and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it, to induce the Lender to enter into the Credit Agreement and to extend credit to each Borrower by making the Guaranties contemplated by this Guaranty,
     (b) the credit available under the Credit Agreement will directly or indirectly inure to its benefit, and (c) by virtue of the foregoing it is receiving at least reasonably equivalent consideration from the Lender for its Guaranty. Each Guarantor acknowledges that it has been advised by Lender that the Lender is unwilling to enter into the Credit Agreement unless the Guaranties contemplated by this Guaranty are given by it. Each Guarantor represents that (i) it will not be rendered insolvent as a result of entering into this Guaranty, (ii) after giving effect to the transactions contemplated by this Guaranty, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they have become absolute and matured, (iii) it has, and will have, access to adequate capital for the conduct of its business and (iv) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

SECTION 4. MISCELLANEOUS

   4.1 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty, any increase in the Commitment under the Credit Agreement and the execution and delivery of the Note.

   4.2 NOTICES. Any communications between Lender and any Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Lender or any Guarantor shall not be effective until received.

   4.3 SEVERABILITY. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

   4.4 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Lender under the Credit Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

   4.5 HEADINGS. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

   4.6 APPLICABLE LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

              4.7 SUCCESSORS AND ASSIGNS. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Lender and its respective successors and assigns. No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of Lender. Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Note, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

              4.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATES OF NEW YORK, FLORIDA AND CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Each Guarantor designates and appoints Spelling Entertainment Group Inc., and such other Persons as may hereafter be selected by such Guarantor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by such Guarantor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to such Guarantor at its address provided in subsection 4.2; provided that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by any Guarantor refuses to accept service, such Guarantor hereby agrees that service of process sufficient for personal jurisdiction in any action against such Guarantor in the States of New York, California and Florida may be made by registered or certified mail, return receipt requested, to such Guarantor at its address provided in subsection 4.2, and each Guarantor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against any Guarantor in the courts of any other jurisdiction.

              4.9 NO OTHER WRITING. This writing is intended by Guarantors and Lender as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

   4.10 FURTHER ASSURANCES. At any time or from time to time, upon the request of Agent or Requisite Lenders, Guarantors shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Guaranty.

   4.11 ADDITIONAL SUBSIDIARY GUARANTORS. The initial Guarantors hereunder shall be SEGI and such of the Subsidiaries of SEGI as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of SEGI may become parties hereto, as additional Guarantors, by executing a counterpart of this Guaranty. Upon delivery of any such counterpart to Lender, notice of which is hereby waived by Guarantors, each such additional Guarantor shall be as fully a party hereto as if such Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Lender not to cause any Subsidiary of SEGI to become an additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder. Each Guarantor shall from time to time cause any present wholly owned subsidiary of Guarantor or future wholly owned subsidiary of Guarantor, within 30 days after any such Person becomes a Subsidiary, that is not a Guarantor to join this Guaranty as a Guarantor pursuant to a joinder agreement in form and substance satisfactory to the Lender unless such Subsidiary is a Subsidiary organized under the laws of a jurisdiction outside of the United States and under applicable foreign law; such Subsidiary is not permitted to guarantee the Credit Obligations. Each Guarantor will, promptly upon the request of Lender from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as Lender deems necessary or advisable to carry out the intent and purposes of this Section 4.11.

   4.12 COUNTERPARTS; EFFECTIVENESS. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument.

This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Lender of written or telephonic notification of such execution and authorization of delivery thereof.

              IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Guaranty by its duly authorized officer as of the date first above written.


                                               SPELLING ENTERTAINMENT GROUP INC.


                                               By: /s/ Peter Bachmann
                                                   ___________________________

                                               Title: Executive Vice President
                                                      ________________________

                                               Address:  5700 Wilshire Boulevard
                                               Los Angeles, California 90036


                                               SPELLING ENTERTAINMENT INC.


                                               By: /s/ Peter Bachmann
                                                   _______________________

                                               Title: President
                                                      ____________________

                                               Address:  5700 Wilshire Boulevard
                                               Los Angeles, California 90036


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    AARON SPELLING PRODUCTIONS, INC.
                                    SPELLING FILMS INC.
                                    SPELLING TELEVISION INC.
                                    TORAND PRODUCTIONS INC.
                                    WORLDVISION ENTERPRISES, INC.
                                    LAUREL ENTERTAINMENT, INC.
                                    HAMILTON PROJECTS, INC.
                                    REPUBLIC ENTERTAINMENT INC.
                                    REPUBLIC DISTRIBUTION CORPORATION
                                    WILSHIRE ENTERTAINMENT INC.
                                    SPELLING SATELLITE NETWORKS, INC.
                                    BIG TICKET TELEVISION INC.
                                    VIE HOLDING COMPANY
                                    WESTWOOD STUDIOS, INC.
                                    VIRGIN INTERACTIVE ENTERTAINMENT, INC.


                                    By: /s/ Peter Bachmann
                                        ________________________
                                    As an authorized officer of each
                                    of the foregoing corporations

                                    Address:  5700 Wilshire Boulevard
                                    Los Angeles, California 90036


ACCEPTED AND AGREED TO:

VIACOM INC.
as Lender

By: /s/ Vaughn A. Clarke
    ___________________________________

Title: Senior Vice President, Treasurer
       ________________________________